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                                                                    Exhibit 23.1
                  CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-87255, File No. 333-06961, File No.333-13501
and File No. 333-25859) of Multiple Zones International, Inc. of our report dated January 27, 2000, related to the financial statements, which is included in this Annual Report on Form 10-K.

Seattle, Washington
March 28, 2000